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                                                                    EXHIBIT 23.2


                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (No. 333-66061 and 333-77231) of Mohawk Industries, Inc. of our report dated September 21, 1998 relating to the financial statements of World Carpets, Inc., and its subsidiary which appears in this Form-10-K.



PricewaterhouseCoopers LLP
Atlanta, Georgia
March 3, 2000